POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Paul L. McNamara                              April 18, 2018

Paul L. McNamaraDate

Trustee

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Paul L. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Michael F. Reimherr                               April 18, 2018

Michael F. ReimherrDate

Trustee

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Robert L. Mason                                April 18, 2018

Robert L. Mason Date

Trustee

On this 18th day of April 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Treasurer and Financial Accounting Officer of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer and Financial Accounting Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ James K. De Vries                             April 18, 2018

James K. De Vries Date

Treasurer and
Financial Accounting Officer

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared James K. De Vries, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee and Principal Executive Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Daniel S. McNamara                           April 18, 2018

Daniel S. McNamara Trustee andDate

Principal Executive Officer

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Daniel S. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Barbara B. Ostdiek                             April 18, 2018

Barbara B. Ostdiek       Date

Trustee

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Barbara B. Ostdiek, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Jefferson C. Boyce                             April 18, 2018

Jefferson C. Boyce       Date

Trustee

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Jefferson C. Boyce, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Dawn M. Hawley                              April 18, 2018

Dawn M. Hawley       Date

Trustee

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Dawn M. Hawley, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas

POWER OF ATTORNEY

STATE OF:  TEXAS

COUNTY OF: BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Jon K. Hadfield, Kristen Millan, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ Richard Y. Newton, III                      April 18, 2018

Richard Y. Newton, IIIDate

Trustee

On this 18th day of April, 2018, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Richard Y. Newton, III, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  Susan A. Anz

Notary Public

   August 18, 2020                               State of Texas